                        GLOBAL LINKS CARD SERVICES, INC.
                            STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made this 24th day of December, 2004, by and between GLOBAL LINKS CORP., a Nevada corporation (the "Seller") as the sole stockholder of GLOBAL LINKS CARD SERVICES, INC., a Nevada corporation (the "Company"), and PTS, INC., a Nevada corporation (the "Purchaser").

     WHEREAS, the Seller desires to sell to the Purchaser all of the issued and outstanding shares of the capital stock of the Company, consisting of 10,000 shares of common stock, par value $0.001 per share (the "Stock");

     WHEREAS, the Purchaser desires to purchase the Stock as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.   Purchase  of Stock.  At the closing of this Agreement (the "Closing"),
          ------------------
upon the basis of the covenants, warranties and representations of the Purchaser set forth in this Agreement, the Seller will sell, transfer, assign, and deliver to the Purchaser 10,000 shares of the Stock, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder.

     2.   Purchase  Price.  The  purchase  price  of  $335,000 to be paid at the
          ---------------
Closing shall consist of the following:

          (a)  The sum of $35,000 in cash.

          (b) The assumption and payment of approximately $300,000 representing the liabilities of the Company as reflected on the Financial Statement as hereinafter provided.

     3.   Restrictive Legend.  All shares of the Stock to be delivered hereunder
          ------------------
shall be issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, inasmuch as such shares will be issued for investment purposes without a view to distribution. All shares of the Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     4.   Obligation  to  Advance Funds.  The  Purchaser  shall advance $200,000
          -----------------------------
to the Company as follows:

          (a) $20,000, the receipt of which is hereby acknowledged by the Seller.

          (b) $40,000 no later than December 31, 2005.

          (c) The sum of $140,000 to be payable in the amount of $ 10,000 each week beginning Wednesday, January 5, 2005 and continuing on the same day of every week thereafter, until fully paid.

     5.   Option  to  Purchase.  Following  the  Closing,  the  Purchaser  shall
          --------------------
grant to James Brewer an option to purchase all of the issued and outstanding shares of the capital stock of the Company at any time before January 2, 2009. The option shall be in the form of Attachment A attached hereto.
                                   ------------

     6.   Representations and  Warranties  of the Seller. Where a representation
          ----------------------------------------------
contained in this Agreement is qualified by the phrase "to the best of the Seller's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Seller believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Seller represents and warrants to the Purchaser as follows:

          (a)  Power  and  Authority. The Seller has full power and authority to
               ---------------------
execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)  Binding  Effect.  Upon execution and delivery by the Seller, this
               ---------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Seller, enforceable against the Seller in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  Effect.  Neither  the execution and delivery of this Agreement or
               ------
the Other Agreements nor full performance by the Seller of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, its Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

          (d)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Seller prior to the Closing to authorize the execution, delivery and performance by the Seller of this Agreement or the Other Agreements.

          (e)  Stock Ownership of the Stock to be Sold by the Seller. The Seller
               -----------------------------------------------------
has good, absolute, and marketable title to the 10,000 shares of the Stock which constitute 100 percent of the issued and outstanding shares of the Stock. The Seller has the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Stock pursuant to this Agreement. The delivery of the Stock to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the shares of the Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (f)  Organization  and  Standing of the Company. The Company is a duly
               ------------------------------------------
organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted. The Company has not qualified to do business in any other jurisdiction.

          (g)  No  Subsidiaries.  The  Company  has  no  subsidiaries.
               ----------------

          (h) Capitalization and Other Outstanding Shares. The Company is authorized by its Articles of Incorporation to issue 75,000,000 shares of the Stock, composed of 70,000,000 shares of common stock, par value $0.001, and 5,000,000 shares of preferred stock par value $0.001. No other class of capital stock is authorized. As of the date of this Agreement, the Company has duly and validly issued and outstanding, fully paid, and non-assessable, 10,000 shares of the common Stock, and no shares of preferred stock. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Stock, or other securities or entitling anyone to acquire the Stock or other securities of the Company.

          (i)  Liabilities.  Except  as  set  forth  on  Schedule  6(i)  to this
               -----------                               -------------
Agreement, the Company does not have any liabilities.

          (j)  Financial  Statement.  The  Seller has furnished the Purchaser an
               --------------------
unaudited balance sheet of the Company as of December 10, 2004 (the "Financial Statement"). The Financial Statement (i) is in accordance with the books and records of the Company; (ii) fairly presents the financial condition of the Company at such date and the results of its operations for the period therein specified; (iii) was prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods; and
(iv) with respect to all contracts and commitments of the Company, reflects adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income. Specifically, but not by way of limitation, the Financial Statement discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of the Company on the dates therein specified (except such debts, liabilities, and obligations as are not required to be reflected therein in accordance with generally accepted accounting principles).

          (k)  Present  Status.  Since  the  dates  reflected  on  the Financial
               ---------------
Statement, the Company has not (i) incurred any material obligations or material liabilities, absolute, accrued, contingent, or otherwise, except current trade payables; (ii) discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current Financial Statement liabilities and current liabilities incurred since the dates reflected on the Financial Statement, in each case, in the ordinary course of business; (iii) declared or made any stockholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; (iv) mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets except as shall be removed prior to or at the Closing; (v) canceled any debt or claim; (vi) sold or transferred any assets of a material value except sales from inventory in the ordinary course of business; (vii) suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; (viii) waived any rights of a material value; (ix) entered into any transaction other than in the ordinary course of business. Further, since the dates reflected on the Financial Statement, there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets, liabilities, operations, or prospects of the Company, other than changes in the ordinary course of its business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

          (l)  Tax  Returns  and  Audits.  As of the date of this Agreement, the
               -------------------------
Company has duly filed all federal, state, and local tax returns as required to be filed by it (including, but not limited to, all payroll or other employment related tax returns), and has paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns. the Company has not been delinquent in the payment of any tax, assessment, or governmental charge, and has not had any tax deficiencies proposed or assessed against it and has not executed any waiver of the statute of limitations on the assessment or collection of any tax.

          (m)  Absence  of  Certain  Changes or Events. Since December 10, 2004,
               ---------------------------------------
there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets (including cash and all accounts receivable), liabilities, operations, or prospects of the Company, other than changes in the ordinary course of its business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

          (n)  Purchase  and  Outstanding  Bids.  No purchase commitments of the
               --------------------------------
Company are in excess of normal, ordinary, and usual requirements of its business, or were made at any price in excess of the then current market price or contained terms and conditions more onerous than those usual and customary in the industry.

          (o)  Insurance Policies. There are no insurance policies in effect for
               ------------------
the  Company.

          (p)  Compensation  of  Officers  and  Others. Since December 10, 2004,
               ---------------------------------------
there has not been any change in any compensation, commission, bonus, or other remuneration payable to any officer, director, agent, employee, or consultant of the Company, other than in the ordinary course of business.

          (q)  Inventory. The inventory of the Company which is reflected on the
               ---------
Financial Statement and all inventory items which have been acquired since December 10, 2004, consists of goods of such quality and in such quantities as are salable in the ordinary course of its business with normal markup at prevailing market prices. Each item of the inventory was valued at the then current cost, if possible, and if not, at the then current manufacturer's regular cost sheet available to distributors. Since December 10, 2004, the Company has continued to replenish its inventory in a normal and customary manner consistent with the prior and prudent practice prevailing in the business of the Company.

          (r)  Schedule  of  Assets.  As  disclosed  on  Schedule  6(q) attached
               --------------------                      --------------
hereto, is a schedule of assets owned by the Company containing (i) a true and complete listing of all property owned by the Company; (ii) a true and complete legal description of all real properties in which the Company has a leasehold interest, together with a description of each indenture, lease, sublease, or other instrument under which the Company claims or holds such leasehold interest, each of which is a good and valid leasehold interest, and all of which are in effect and enforceable according to their respective terms; (iii) a true and complete list of all patents, patent applications, patent licenses, trademarks, trademark registrations, and applications therefor, trade names, copyrights, and copyright registrations and applications therefor owned by the Company; and (iv) as of December 10, 2004, a true and complete list of all accounts receivable of the Company, together with information as to the aging of each such account receivable.

          (s)  Status on the Closing. On the Closing, the Company shall have (i)
               ---------------------
cash balances, plus certificates of deposit, equal to not less than $2,500; (ii) accounts receivable, plus inventory, less accounts payable, equal to not less than ($10,000); and (iii) a stockholders' equity of not less than ($10,000). The Company shall deliver to the Purchaser on the Closing a schedule prepared by the Chief Financial Officer of the Company stating the amount of the items described in this paragraph as of the Closing.

          (s)  Employment  Contracts.  Except  as  disclosed  in  Schedule  6(s)
               ---------------------                              --------------
hereto, the Company has no employment contract, written or otherwise, with any employee or former employee.

          (t)  Compliance  with  Law  and  Other  Instruments.  The business and
               ----------------------------------------------
operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, except those which do not (either individually or in the aggregate) materially and adversely affect the Company.

          (u)  Contracts.  Except  as disclosed on Schedule 6(u) attached hereto
               ---------                           -------------
or on any other schedule attached to this Agreement, the Company is not a party to, or otherwise bound by any (i) written or oral contract; (ii) employment or consultant contract not terminable at will without cost or other liability;
(iii) labor union contracts; (iv) bonus, pension, profit sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar employee benefit plan; (v) any real or personal property lease, as lessor or lessee; (vi) advertising or public relations contract; (vii) purchase, supply or service contract, which cannot be terminated without cost or expense to the Company if such termination occurs with less than 30 day's notice; (viii) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or property of the Company is subject to a lien, encumbrance, charge or other restriction except such as shall be satisfied prior to the Closing;
(ix) license agreement, whether as licensee or licensor; (x) contract or agreement involving any expenditure by the Company of more than $2,500.00 in the aggregate; (xi) contract or agreement which the Company cannot terminate by giving less than 30 day's notice; and (xii) contract to be performed in whole or in part more than 90 days from the date thereof and which cannot be terminated without cost or liability to the Company. Other than as disclosed on Schedule
                                                                        --------
6(v)  attached hereto, to best of the Seller's knowledge, the Company has in all
----
respects performed all obligations required to be performed to date, and is not in material default in any respect under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected. All parties having material contracts with the Company are in material compliance therewith, and are not in material default thereunder.

          (v)  Authority.  No  consent, authorization, approval, order, license,
               ---------
certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement by the Company. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of the Company or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets are subject.

          (w)  Litigation.  There  are no legal actions, suits, arbitrations, or
               ----------
other legal, administrative or other governmental proceedings pending or threatened against the Company, and the Seller is not aware of any facts which to its knowledge may result in any such action, suit, arbitration, or other proceeding.

          (x)  Employees.  As  of  the  date of this Agreement as well as at the
               ---------
Closing, the Company has ____ employees.

          (y)  Records. The books of account and minute books of the Company are
               -------
complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

          (z)  Representations  and  Warranties  True  and  Complete.  All
               -----------------------------------------------------
representations and warranties of the Seller in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (aa) No  Knowledge  of  Default.  The Seller has no knowledge that any
               --------------------------
representations and warranties of the Purchaser contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

          (bb) No Untrue Statements. No representation or warranty by the Seller
               --------------------
in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (cc) Reliance.  The  foregoing representations and warranties are made
               --------
by the Seller with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     7.  Representations and Warranties of the Purchaser. Where a representation
         -----------------------------------------------
contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Seller as follows:

          (a)  Power  and  Authority. The Purchaser has full power and authority
               ---------------------
to execute, deliver and perform this Agreement and the Other Agreements.

          (b)  Binding  Effect.  Upon  execution  and delivery by the Purchaser,
               ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

          (d)  The Purchaser's Representations and Warranties True and Complete.
               ----------------------------------------------------------------
All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (e)  No  Knowledge  of  the Seller's Default.  The  Purchaser  has  no
               ---------------------------------------
knowledge that any of the Seller's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Seller is in default under any term or provision of this Agreement or the Other Agreements.

          (f)  No  Untrue  Statements.  No  representation  or  warranty  by the
               ----------------------
Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (g)  Reliance.  The  foregoing representations and warranties are made
               --------
by the Purchaser with the knowledge and expectation that the Seller is placing complete reliance thereon.

     8.   Conditions Precedent to Obligations of the Purchaser.  All obligations
          ----------------------------------------------------
of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)  Representations  and  Warranties  True  at  the Closing.   The
               -------------------------------------------------------
representations and warranties of the Seller herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Seller shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

          (b)  Deliveries at the Closing. The Seller shall have delivered to the
               -------------------------
Purchaser at the Closing all of the documents required to be delivered hereunder.

          (c)  Corporate  Records,  etc.  The Seller shall have delivered to the
               ------------------------
Purchaser the originals of the Articles of Incorporation, Bylaws, minute books, and other corporate governance materials used since the inception of the Company.

          (d) The Seller shall have agreed to assume obligation for the liabilities of the Company which are set forth on Financial Statement.

     9.   Conditions  Precedent to Obligations  of the Seller.  All  obligations
          ---------------------------------------------------
of the Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)   Representations  and  Warranties  True  at  Closing.   The
                ---------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing.

          (b)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Seller and its counsel, whose approval shall not be unreasonably withheld.

     10.   The  Nature  and  Survival  of  Representations,  Covenants  and
           ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

     11.   Records  of  the Company.  For  a  period of five years following the
           ------------------------
Closing, the books of account and records of the Company pertaining to all periods prior to the Closing shall be available for inspection by the Seller for use in connection with tax audits.

     12.   Further  Conveyances  and  Assurances.  After the Closing, the Seller
           -------------------------------------
and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Stock and the Stock and to consummate the transactions contemplated hereby.

     13.   Closing.  The  Closing  of  this  Agreement  shall  be  on  or before
           -------
December 31, 2004, subject to acceleration or postponement from time to time as the parties hereto may mutually agree. The Closing shall be at 3571 East Sunset, Las Vegas, Nevada 89120 at 2:00 p.m. Pacific time, unless another hour or place is mutually agreed upon by the parties hereto.

     14.   Deliveries at the Closing by the Seller.  At  the Closing the Seller:
           ---------------------------------------

          (a) Shall deliver to the Purchaser certificates representing 10,000 shares of the Stock, duly endorsed by the Seller, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

          (b) The Seller shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     15.   Deliveries  at  the  Closing by the Purchaser.  At  the  Closing, the
           ---------------------------------------------
Purchaser shall deliver to the Seller the following:

          (a)  The option to purchase as described in Attachment A.
                                                      -------------

          (b) The Purchaser shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     16.   No Assignment.  This  Agreement  shall not be assignable by any party
           -------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     17.   Brokerage.  The  Seller  and  the  Purchaser  agree  to indemnify and
           ---------
hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     18.   Attorney's  Fees.  In  the  event that it should become necessary for
           ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     19.   Benefit.  All  the  terms  and  provisions of this Agreement shall be
           -------
binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     20.   Notices.  All  notices,  requests,  demands, and other communications
           -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Seller, addressed to Mr. Frank Dobrucki at 3571 East Sunset, Las Vegas, Nevada 89120, telecopier (702) 451-8916, and e-mail resba@aol.com; and if to the Purchaser, addressed to Mr. Peter Chin at 3355 Spring Mountain Road, Suite 66, Las Vegas, Nevada 89102, telecopier (702) 878-0827, and e-mail psc3388@yahoo.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     21.   Construction.  Words  of  any  gender used in this Agreement shall be
           ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     22.   Waiver.  No  course  of  dealing  on  the part of any party hereto or
           ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     23.   Cumulative Rights.  The  rights  and remedies of any party under this
           -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     24.   Invalidity.  In  the  event  any  one  or  more  of  the  provisions
           ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     25.   Time of the Essence. Time is of the essence of this Agreement.
           -------------------

     26.   Incorporation  by Reference.  The  Attachments  and Schedules to this
           ---------------------------
Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     27.   Multiple Counterparts.  This Agreement may be executed in one or more
           ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement or an email of this Agreement containing digitized signatures shall be legal and binding on all parties hereto.

     28.   Controlling  Agreement.  In  the  event  of  any conflict between the
           ----------------------
terms of this Agreement or exhibits referred to herein, the terms of this Agreement shall control.

     29.   Law  Governing.  This  Agreement  shall  be construed and governed by
           --------------
the laws of the State of Nevada.

     30.   Entire  Agreement. This instrument and the attachments hereto contain
           -----------------
the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                                  GLOBAL LINKS CORP



                                                  By___________________________
                                                    Frank Dobrucki, President


                                                  PTS, INC.



                                                  By___________________________
                                                    Peter Chin, President

Attachments:
-----------
Attachment A      Option to Purchase

Schedule 6(i)     Liabilities
Schedule 6(q)     Assets
Schedule 6(s)     Employment  Contracts
Schedule 6(u)     Contracts

                                  ATTACHMENT A
                               OPTION TO PURCHASE


                   OPTION TO ACQUIRE THE OUTSTANDING STOCK OF
                        GLOBAL LINKS CARD SERVICES, INC.


     THIS AGREEMENT is made this ____ day of December, 2004, by and between JAMES BREWER ("Brewer") and PTS, INC., a Nevada corporation ("PTS"), as the sole stockholder of GLOBAL LINKS CARD SERVICES, INC., a Nevada corporation (the "Company").

     WHEREAS, PTS desires to grant to Brewer an option to purchase all of the outstanding shares of stock of the Company under the terms, conditions and agreements hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the parties hereto agree as follows:

     1.   Grant  of  Option.  PTS  hereby grants to Brewer an option to purchase
          -----------------
all of the issued and outstanding shares of the stock of the Company (the "Option").

     2.   Exercise  of  the  Option.  Brewer may exercise the Option at any time
          -------------------------
before  January  2,  2009.

     3.   Method  of  Exercise.  The  Option  shall  be  exercised  by Brewer by
          --------------------
providing written notice directed to PTS at its principal place of business, accompanied by a check in payment of the option price. PTS shall immediately deliver certificates for such shares.

     4.   Termination  of  the Option.  The Option, to the extent not previously
          ---------------------------
exercised,  shall  terminate  at  5:00  p.m.,  Pacific Time, on January 2, 2009.

     5.   Consideration.  Brewer,  as the president of the Company, shall ensure
          -------------
that PTS shall receive payments equal to 4.28 percent of the Net Revenues of the Company beginning with Net Revenues from July, 2005, until such payments total $535,000. Should the total of such payments not equal $535,000 when the option is exercised, then any remaining balance shall be converted to a note payable under such terms as agreed to by Brewer and PTS. Net Revenues shall be defined as the gross revenues from the Company less (a) sales commissions to sales personnel of the Company paid solely on a commission basis, (b) any commissions or finders fees paid to outside third parties, (c) any returns, or deductions from revenues made by suppliers and processors, and (d) any direct costs of products or services. Above payments shall be due on the last day of the following month. For example payments for July, 2005, Net Revenues shall be due on August 31, 2005.

     6.   No  Assignment.  This  Agreement  shall not be assignable by any party
          --------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     7.   Brokerage.  The  Brewer  and the Purchaser agree to indemnify and hold
          ---------
harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     8.   Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     9.   Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     10.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Brewer, addressed to Mr. James Brewer at 1848 Port Kimberly Place, Newport Beach, California 92660, telecopier (949) 759-3505, and e-mail jbrewer@glcsi.com; and if to PTS, addressed to Mr. Peter Chin at 3355
Spring Mountain Road, Suite 66, Las Vegas, Nevada 89102, telecopier (702) 878-0827, and e-mail psc3388@yahoo.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     11.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     12.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     13.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     14.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     15.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     16.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement or an email of this Agreement containing digitized signatures shall be legal and binding on all parties hereto.

     17.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws  of  the  State  of  Nevada.

     18.  Entire  Agreement.  This instrument and the attachments hereto contain
          -----------------
the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


                                        ________________________________________
                                        JAMES BREWER


                                        PTS, INC.


                                        By______________________________________
                                          Peter Chin, President

                                  Schedule 6(i)

                    Liabilities of Global Links Card Services
                                       At
                                December 10, 2004

Name                         Amount              Date
----                         ------              ----
Norman Wright                $    5,800          April, 2003
Personix, Inc.                   38,146          Due upon delivery of Cards
Wells Fargo Bank                  8,999          December
James Brewer                    299,728          Various last 2 years
                             ---------

Total                         $352,673

                                  Schedule 6(r)
                      Assets of Global Links Card Services
                                       At
                                December 10, 2004


Cash                                   $   3,207
Receivable from customers                 32,300     All 30 days or less
Receivable from Global Links Corp.       292,837     Apr. 2003
                                       ---------

Total                                   $328,344

                                  Schedule 6(t)
               Employment Contracts of Global Links Card Services
                                       At
                                December 10, 2004


Employment Commitments (See Due Diligence package for individual documents)

1. James Hancock - commitment summary
2. Mike Smith - commitment summary
3. Robert Shine - commitment summary
4. James Brewer - Officer Employment Contract
5. Jennifer Walton - Consulting Contract

                                  Schedule 6(v)
                    Contracts of Global Links Card Services
                                       At
                                December 10, 2004


List of Agreements: (See Due Diligence Package for detailed agreements)

1. Symmetrex Service Agreement
2. Symmetrex Agent Agreement
3. Meta Payment systems Marketer Agreement
4. GLC/ACI Service Agreement
5. Alliance Service Agreement
6. Participant Acquisition Agreement
7. C-Tel Service Agreement (to come)
8. Sunrise Business Services (to come)
9. C-Tel Non-Disclosure